Exhibit 99(b)

                                   HUBCO, INC.
                                POWER OF ATTORNEY
                                    FORM S-4


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth T. Neilson and D. Lynn Van Borkulo-Nuzzo, as their attorney-in-fact, with power of substitution, for him or her in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-4 of HUBCO, Inc. (SEC file No. ______________________) and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.





                  Signature                            Title                              Date
                                            Chairman, President, Chief
KENNETH T. NEILSON                        Executive Officer and Director     April 30, 1998
------------------------------------
(Kenneth T. Neilson)


ROBERT J. BURKE                                      Director                April 30, 1998
------------------------------------
(Robert J. Burke)

DONALD P. CALCAGNINI
------------------------------------                 Director                April 30, 1998
(Donald P. Calcagnini)

JOAN DAVID
------------------------------------                 Director                April 30, 1998
(Joan David)

THOMAS R. FARLEY
------------------------------------                 Director                April 30, 1998
(Thomas R. Farley)

BRYANT D. MALCOLM
------------------------------------                 Director                April 30, 1998
(Bryant D. Malcolm)

W. PETER MCBRIDE
------------------------------------                 Director                April 30, 1998
(W. Peter McBride)

DAVID A. ROSOW
------------------------------------                 Director                April 30, 1998
(David A. Rosow)

CHARLES F.X. POGGI
------------------------------------                 Director                April 30, 1998
(Charles F.X. Poggi)

JAMES E. SCHIERLOH
------------------------------------                 Director                April 30, 1998
(James E. Schierloh)

JOHN H. TATIGIAN
------------------------------------                 Director                April 30, 1998
(John H. Tatigian)

SR. GRACE FRANCES STRAUBER
------------------------------------                 Director                April 30, 1998
(Sister Grace Frances Strauber)

JOSEPH F. HURLEY                        Executive Vice President and Chief
------------------------------------            Financial Officer            April 30, 1998
(Joseph F. Hurley)

CHRIS A. WITKOWSKI                            Senior Vice President
------------------------------------               and Controller            April 30, 1998
(Chris A. Witkowski)


------------------------------------                 Director                April __, 1998
(Joseph B. Tockarshewsky)


------------------------------------                 Director                April __, 1998
(Noel deCordova, Jr.)


